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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2025

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
_________________

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01      Entry into a Material Definitive Agreement.
On October 15, 2025, Jack in the Box Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Yadav Enterprises, Inc., a California corporation (“Buyer”) and Anil Yadav, a natural person (“Buyer Guarantor”) to sell to Buyer all of the issued and outstanding equity interests of Del Taco Holdings Inc., a Delaware corporation (the “Del Taco”), which owns and operates the Company’s Del Taco restaurant operations, for an aggregate purchase price of $115 million in cash, subject to certain closing cash, working capital, debt and transaction expense adjustments (the “Transaction”). The Company expects to use the net cash proceeds from the Transaction (after taxes and transaction costs) to retire debt within its securitization structure, specifically to repay part of the Company’s existing Series 2019-1 4.476% Fixed Rate Senior Secured Notes, Class A-2-II.
Each party’s obligation to consummate the Transaction is subject to certain closing conditions, including: (i) the absence of any law or order enjoining or otherwise prohibiting the Transaction; (ii) the accuracy of the representations and warranties of the other party (generally subject to materiality qualifiers); and (iii) compliance by the other party with its covenants in all material respects. The Transaction is currently expected to close by January 2026.
The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.
The Purchase Agreement also includes certain termination rights, including for termination (i) by either party if the Transaction is not consummated on or before April 15, 2026, (ii) by either party if any law or order from a governmental entity permanently prohibits consummation of the Transaction, or (iii) by either party if the other party is in material breach of its respective representations and warranties or covenants under the Purchase Agreement such that a closing condition is not satisfied (subject to a cure period).
Pursuant to the Purchase Agreement, the Company and Del Taco will enter into a transition services agreement at the closing of the Transaction.
As part of the Purchase Agreement, Buyer Guarantor has guaranteed Buyer’s payment and performance obligations under the Purchase Agreement to the Company, subject to customary terms and conditions.
The foregoing description of the Purchase Agreement and the transactions contemplated thereby, including the Transaction, is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Buyer. In particular, the assertions embodied in the representations and warranties and certain covenants contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the Company in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the Company and Buyer, rather than establishing matters as facts. Accordingly, investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Buyer.
Item 7.01     Regulation FD Disclosure.
On October 16, 2025, the Company issued a press release announcing its entry into the Purchase Agreement.
A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01. The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing
Safe Harbor Statement
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goals,” “guidance,” “intend,” “plan,” “project,” “may,” “will,” “would” and similar expressions. These statements are based on management’s current expectations, estimates, forecasts and projections about our business and the industry in which we operate. These estimates and assumptions involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. Factors that may cause our actual results to differ materially from any forward-looking statements include, but are not limited to: the success of new products, marketing initiatives and restaurant remodels and drive-thru enhancements; the impact of competition, unemployment, trends in consumer spending patterns and commodity costs; the Company’s ability to achieve and manage its planned growth, which is affected by the availability of a sufficient number of suitable new restaurant sites, the performance of new restaurants, risks relating to expansion into new markets and successful franchise development; the ability to attract, train and retain top-performing personnel, litigation risks; risks associated with disagreements with franchisees; supply chain disruption; food-safety incidents or negative publicity impacting the reputation of the Company's brand; increased regulatory and legal complexities, risks associated with the amount and terms of the securitized debt issued by certain of our wholly owned subsidiaries; stock market volatility; the possibility that conditions to the sale of the Del Taco business are not satisfied on a timely basis or at all, and the possibility of changes in the anticipated timing for closing the sale; the possibility that we may not fully realize the projected benefits of the sale; and business disruption during the pendency of or following the sale. These and other factors are discussed in the Company’s annual report on Form 10-K and its periodic reports on Form 10-Q filed with the Securities and Exchange Commission, which are available online at http://investors.jackinthebox.com or in hard copy upon request. The Company undertakes no obligation to update or revise any forward-looking statement, whether as the result of new information or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1 *	Stock Purchase Agreement, dated as of October 15, 2025, by and between Jack in the Box Inc., Yadav Enterprises, Inc. and Anil Yadav*
99.1	Press Release, dated October 16, 2025
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

/s/ Sarah Super
Name: Sarah Super
Date: October 16, 2025	Title: EVP, Chief Legal & Administrative Officer